UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 30, 2015

EMMIS COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its
charter)

INDIANA
(State of incorporation or organization)

0-23264
(Commission file number)

35‑1542018
(I.R.S. Employer
Identification No.)

ONE EMMIS PLAZA
40 MONUMENT CIRCLE
SUITE 700
INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)

(317) 266-0100
(Registrant’s Telephone Number,
Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 30, 2015, Emmis Communications Corporation ("the “Company”) entered into a Second Amendment (the “Amendment”) to our Credit Agreement (the “Credit Agreement”), by and among the Company, Emmis Operating Company, a wholly owned subsidiary of the Company, as borrower (the “Borrower”), certain other subsidiaries of the Company, as guarantors (the “Subsidiary Guarantors”), the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and Fifth Third Bank, as syndication agent (in such capacity, the “Syndication Agent”). All capitalized terms not otherwise defined in this Form 8-K have the meaning ascribed to them in the Credit Agreement.
The Amendment (i) increases the maximum Total Leverage Ratio to (A) 6.75:1.00 during the period from May 31, 2015 through February 29, 2016, (B) 6.50:1.00 for the quarter ended May 31, 2016, (C) 6.25:1.00 for the quarter ended August 31, 2016, (D) 6.00:1.00 for the quarter ended November 30, 2016, and (E) 5.75:1.00 for the quarter ended February 28, 2017, after which it reverts to the original ratio of 4.00:1.00 for the quarters ended May 31, 2017 and thereafter, (ii) requires the Borrower to pay a 2.00% fee on certain prepayments of the Term Loan prior to the first anniversary of the Amendment and requires the Borrower to pay a 1.00% fee on certain prepayments of the Term Loan from the first anniversary of the Amendment until the second anniversary of the Amendment, (iii) increases the Applicable Margin throughout the remainder of the term of the Credit Agreement to 5.00% for ABR Loans (as defined in the Credit Agreement) and 6.00% for Eurodollar Loans (as defined in the Credit Agreement), and (iv) increases the amortization to 0.50% per calendar quarter through January 1, 2016 and to 1.25% per calendar quarter thereafter commencing April 1, 2016. The Amendment also requires the Borrower to pay a fee of 0.50% of the Term Loan and Revolving Commitment of each Lender that consented to the Amendment.
The foregoing summary is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Document Description
10.1
Second Amendment to Credit Agreement, dated as of April 30, 2015, by and among Emmis Communications Corporation, Emmis Operating Company, certain other subsidiaries of the Company, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Fifth Third Bank, as syndication agent.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMMIS COMMUNICATIONS CORPORATION
Date: April 30, 2015
	By:	/s/ J. Scott Enright
J. Scott Enright, Executive Vice President,
General Counsel and Secretary